EXHIBIT 99.2

HP INC. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	October 31, 2015	July 31, 2015	October 31, 2014

Net revenue	$25,714	$25,349	$28,406

Costs and expenses:
Cost of sales	19,363	19,317	21,425
Research and development	934	893	876
Selling, general and administrative	3,089	2,962	3,364
Amortization of intangible assets	246	242	226
Restructuring charges	591	25	604
Acquisition and other related charges	20	47	3
Separation costs	509	401	-
Defined benefit plan settlement charges	54	114	-
Impairment of data center assets	-	136	-
Total costs and expenses	24,806	24,137	26,498

Earnings from operations	908	1,212	1,908

Interest and other, net	(318)	(108)	(146)

Earnings before taxes	590	1,104	1,762

Valuation allowances, net, and separation taxes	803	-	-
Provision for taxes	(70)	(250)	(432)

Net earnings	$1,323	$854	$1,330

Net earnings per share:
Basic	$0.73	$0.47	$0.71
Diluted	$0.73	$0.47	$0.70

Cash dividends declared per share	$-	$0.35	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,802	1,805	1,862
Diluted	1,821	1,828	1,896

HP INC. AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (In millions, except per share amounts)

	Twelve months ended October 31,
	2015	2014
	(Unaudited)

Net revenue	$103,355	$111,454

Costs and expenses:
Cost of sales	78,596	84,839
Research and development	3,502	3,447
Selling, general and administrative	12,185	13,353
Amortization of intangible assets	931	1,000
Restructuring charges	1,017	1,619
Acquisition and other related charges	90	11
Separation costs	1,259	-
Defined benefit plan settlement charges	168	-
Impairment of data center assets	136	-
Total costs and expenses	97,884	104,269

Earnings from operations	5,471	7,185

Interest and other, net	(739)	(628)

Earnings before taxes	4,732	6,557

Valuation allowances, net, and separation taxes	803	-
Provision for taxes	(981)	(1,544)

Net earnings	$4,554	$5,013

Net earnings per share:
Basic	$2.51	$2.66
Diluted	$2.48	$2.62

Cash dividends declared per share	$0.67	$0.61

Weighted-average shares used to compute net earnings per share:
Basic	1,814	1,882
Diluted	1,836	1,912

HP INC. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of October 31,
	2015	2014
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$17,433	$15,133
Accounts receivable	13,363	13,832
Financing receivables	2,918	2,946
Inventory	6,485	6,415
Other current assets	11,588	11,819

Total current assets	51,787	50,145

Property, plant and equipment	11,090	11,340

Long-term financing receivables and other assets	9,050	8,454

Goodwill and intangible assets	34,955	33,267

Total assets	$106,882	$103,206

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$2,885	$3,486
Accounts payable	15,956	15,903
Employee compensation and benefits	3,608	4,209
Taxes on earnings	830	1,017
Deferred revenue	6,199	6,143
Other accrued liabilities	12,713	12,977

Total current liabilities	42,191	43,735

Long-term debt	21,780	16,039

Other liabilities	14,760	16,305

Stockholders' equity:
HP stockholders' equity	27,768	26,731
Non-controlling interests	383	396

Total stockholders' equity	28,151	27,127

Total liabilities and stockholders' equity	$106,882	$103,206

HP INC. AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	October 31, 2015	July 31, 2015	October 31, 2014

Net revenue:(a)(b)
Personal Systems	$7,694	$7,491	$8,948
Printing	4,965	5,163	5,801
Total Printing and Personal Systems Group	12,659	12,654	14,749
Enterprise Group	7,358	7,007	7,248
Enterprise Services	5,020	4,976	5,511
Software	958	845	1,026
HP Financial Services	802	806	906
Corporate Investments	5	4	5
Total segments	26,802	26,292	29,445
Elimination of intersegment net revenue and other	(1,088)	(943)	(1,039)

Total HP consolidated net revenue	$25,714	$25,349	$28,406

Earnings before taxes:(a)(b)

Personal Systems	$294	$222	$355
Printing	862	921	1,056
Total Printing and Personal Systems Group	1,156	1,143	1,411
Enterprise Group	1,029	912	1,072
Enterprise Services	412	297	377
Software	288	174	322
HP Financial Services	87	87	110
Corporate Investments	(149)	(148)	(107)
Total segment earnings from operations	2,823	2,465	3,185

Corporate and unallocated costs and eliminations	(261)	(129)	(316)
Stock-based compensation expense	(234)	(159)	(128)
Amortization of intangible assets	(246)	(242)	(226)
Restructuring charges	(591)	(25)	(604)
Acquisition and other related charges	(20)	(47)	(3)
Separation costs	(509)	(401)	-
Defined benefit plan settlement charges	(54)	(114)	-
Impairment of data center assets	-	(136)	-
Interest and other, net	(151)	(108)	(146)
Separation costs – early debt settlement	(167)	-	-

Total HP consolidated earnings before taxes	$590	$1,104	$1,762

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations,  and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
In connection with the separation, effective at the beginning of its fourth quarter of fiscal 2015, HP implemented an organizational change which resulted in the transfer of marketing optimization solutions business from the Software segment to the Commercial Hardware business unit within the Printing segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of net revenue from the Software segment to the Commercial Hardware business unit within the Printing segment. This change also resulted in the transfer of operating profit from the Software segment to the Commercial Hardware business unit within the Printing segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HP INC. AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Twelve months ended October 31,
	2015	2014

Net revenue:(a)(b)
Personal Systems	$31,469	$34,303
Printing	21,232	23,211
Total Printing and Personal Systems Group	52,701	57,514
Enterprise Group	27,907	27,723
Enterprise Services	19,806	22,398
Software	3,458	3,701
HP Financial Services	3,216	3,498
Corporate Investments	27	302
Total segments	107,115	115,136
Elimination of intersegment net revenue and other	(3,760)	(3,682)

Total HP consolidated net revenue	$103,355	$111,454

Earnings before taxes:(a)(b)

Personal Systems	$1,064	$1,270
Printing	3,865	4,229
Total Printing and Personal Systems Group	4,929	5,499
Enterprise Group	3,981	3,995
Enterprise Services	1,051	816
Software	760	828
HP Financial Services	349	389
Corporate Investments	(565)	(199)
Total segment earnings from operations	10,505	11,328

Corporate and unallocated costs and eliminations	(724)	(953)
Stock-based compensation expense	(709)	(560)
Amortization of intangible assets	(931)	(1,000)
Restructuring charges	(1,017)	(1,619)
Acquisition and other related charges	(90)	(11)
Separation costs	(1,259)	-
Defined benefit plan settlement charges	(168)	-
Impairment of data center assets	(136)	-
Interest and other, net	(572)	(628)
Separation costs – early debt settlement	(167)	-

Total HP consolidated earnings before taxes	$4,732	$6,557

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations,  and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
In connection with the separation, effective at the beginning of its fourth quarter of fiscal 2015, HP implemented an organizational change which resulted in the transfer of marketing optimization solutions business from the Software segment to the Commercial Hardware business unit within the Printing segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the transfer of net revenue from the Software segment to the Commercial Hardware business unit within the Printing segment. This change also resulted in the transfer of operating profit from the Software segment to the Commercial Hardware business unit within the Printing segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.